                                                                    EXHIBIT 4.13

                                                                     EXHIBIT B-1
                                                         TO THE CREDIT AGREEMENT



                          FORM OF ADDITIONAL TERM NOTE

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH SECOND AMENDED AND RESTATED CREDIT AGREEMENT.


$___                                                          New York, New York
                                                                  April 25, 1997


         FOR VALUE RECEIVED, the undersigned, Nalge Nunc International Corporation ("NNI"), a Delaware corporation, (the "Borrower"), hereby
unconditionally promises to pay to the order of            (the "Lender") at the
office of The Chase Manhattan Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, in accordance with subsection 2.28 of the Credit Agreement, the
lesser of (a) the principal amount of           DOLLARS ($      ) and (b) the
aggregate unpaid principal amount of the Additional Term Loan (or portion thereof) made by the Lender to the Borrower pursuant to subsection 2.28 of the Credit Agreement, as hereinafter defined. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount of Additional Term Loans of the Borrower from time to time outstanding at the rates and on the dates specified in subsection 2.14 of the Credit Agreement.

         The holder of this Note is authorized to endorse on the appropriate schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Additional Term Loan made by the holder to the Borrower and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Additional Term Loan.

         This Note (a) is one of the Additional Term Notes referred to in the Second Amended and Restated Credit Agreement dated as of April 25, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Sybron International Corporation, a Wisconsin corporation, Ormco, Kerr, NNI, Erie, Barnstead, the Lender, the other banks and financial institutions from time to time parties thereto, Chase Securities Inc., as arranger, and The Chase

Manhattan Bank, as administrative agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

         Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind, except as otherwise provided in any of the Loan Documents.

         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                      NALGE NUNC INTERNATIONAL CORPORATION


                                      By:
                                         ----------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------

                                                                    Schedule A-3
                                                                    to Term Note
                                                                    ------------
                                       NNI
                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS


--------------------------------------------------------------------------------------------------------------------------
                                                      Amount                                        Amount of ABR Loans
                                                   Converted to         Amount of Principal of         Converted to
      Date           Amount of ABR Loans            ABR Loans              ABR Loans Repaid          Eurodollar Loans
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------
                         Unpaid Principal
      Date             Balance of ABR Loans    Notation Made By
-----------------------------------------------------------------
-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

                                                                    Schedule B-3
                                                                    to Term Note
                                                                    ------------
                                       NNI
      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS



-------------------------------------------------------------------------------
                                                           Interest Period and
                     Amount of        Amount Converted    Eurodollar Rate with
     Date        Eurodollar Loans    to Eurodollar Loans     Respect Thereto
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
               Amount of Principal   Amount of Eurodollar     Unpaid Principal
               of Eurodollar Loans    Loans Converted to         Balance of             Notation
     Date           Repaid               ABR Loans            Eurodollar Loans          Made By
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                           Interest Period and   Amount of Principal   Amount of Eurodollar
                     Amount of        Amount Converted    Eurodollar Rate with   of Eurodollar Loans    Loans Converted to
     Date        Eurodollar Loans    to Eurodollar Loans     Respect Thereto            Repaid               ABR Loans
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------
                   Unpaid Principal
                     Balance of             Notation
     Date          Eurodollar Loans          Made By
-----------------------------------------------------
-----------------------------------------------------